Exhibit 3.177

Control No. 07053814

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

VEOLIA ES TAYLOR COUNTY LANDFILL, LLC

Domestic Limited Liability Company

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 28th day of June, 2007 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 6th day of November, 2012

Brian P. Kemp

Secretary of State

Certification Number: 9407729-1     Reference:

Verify this certificate online at http://www.corp.sos.state.ga.us/corp/soskb/verify.asp

Control No. 07053814

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

ORGANIZATION

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

VEOLIA ES TAYLOR COUNTY LANDFILL, LLC

a Domestic Limited Liability Company

has been duly organized under the laws of the State of Georgia on 06/28/2007 by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal of the City of Atlanta

and the State of Georgia on June 28, 2007

Karen C Handel

Secretary of State

Control No. 07053814

Date Filed: 06/28/2007         11:47 AM

Karen C. Handel

Secretary of State

June 28, 2007

ARTICLES OF ORGANIZATION

FOR GEORGIA LIMITED LIABILITY COMPANY

The name of the Limited Liability Company is:

Veolia ES Taylor County Landfill, LLC

The principal mailing address of the Limited Liability Company is:

125 S. 84th Street, Suite 200

Milwaukee, WI 53214

The Registered Agent is:

C T CORPORATION SYSTEM

1201 PEACHTREE STREET, N.E.

ATLANTA, GA 30361

County: FULTON

The name and address of each organizer(s) are:

Michael K. Slattery

125 S. 84th Street, Suite 200

Milwaukee, WI 53214

The optional provisions are:

No optional provisions.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization on the date set forth below.

Signature(s):	Date:
Organizer, Michael K. Slattery	June 28, 2007

Control No. 07053814

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

NAME CHANGE

I, Brian P. Kemp, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

VEOLIA ES TAYLOR COUNTY LANDFILL, LLC

a Domestic Limited Liability Company

has filed articles/certificate of amendment in the Office of the Secretary of State on 12/03/2012 changing its name to

ADVANCED DISPOSAL SERVICES TAYLOR

COUNTY LANDFILL, LLC

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on December 3, 2012

Brian P. Kemp

Secretary of State

Control No. 07053814

Date Filed: 12/03/2012             12:00 AM

Brian P. Kemp

Secretary of State

Office Of The Secretary Of State

Corporations Division

Articles Of Amendment

To Articles of Organization

Article One

The Name Of The Limited Liability Company Is:

Veolia ES Taylor County Landfill, LLC

Article Two

The Date The Articles Of Organization Were Filed Was:

June 28, 2007

Article Three

The Limited Liability Company Hereby Adopts The Following Amendment To Change The Name Of The Organization. The New Name Of The Organization Is:

Advanced Disposal Services Taylor County Landfill, LLC

IN WITNESS WHEREOF, the undersigned has executed these Articles Of Amendment

Advanced Disposal Services Midwest, LLC - Member

On November 29, 2012	, Assistant Secretary
(Date)	(Signature And Capacity in which signing)

Form CD 110